Exhibit 99.3

              Pro Forma Condensed Consolidated Financial Statements
                       As of December 31, 2005 (unaudited)

      The following pro forma condensed consolidated balance sheet as of December 31, 2005 and the pro forma condensed consolidated statement of operations for the twelve months then ended give effect to the acquisition of 100% of the outstanding share capital of WhiteCanyon, Inc. and Channel Access, Inc. by Detto Technologies, Inc. The pro forma information is based on the audited consolidated financial statements of Detto Technologies, Inc. as of December 31, 2005 and for the twelve months then ended and the audited financial statements of WhiteCanyon, Inc. and Channel Access, Inc. as of December 31, 2005 and the adjustments described in the accompanying notes to the pro forma condensed consolidated financial statements.

--------------------------------------------------------------------------------

                    DETTO TECHNOLOGIES, INC. AND SUBSIDIARIES

                 Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2005
                                  (In dollars)


                                                     CHANNEL       DETTO                    PROFORMA
                                      WHITECANYON,    ACCESS,   TECHNOLOGIES,               COMBINED
                                          INC.         INC.         INC.      Eliminations   TOTAL
                                       ----------   ----------   ----------   ----------   ----------
                                                                                           December 31,
                                       For the Year Ending December 31, 2005                  2005
                                       ------------------------------------                ----------
ASSETS
CURRENT ASSETS
        Cash                          $   59,057        8,273       42,765                    110,095
        Accounts receivable               21,233      134,303      175,055                    330,591
        Inventory                             --           --       38,105                     38,105
        Prepaid assets                        --           --       21,348                     21,348
        Advances, related parties         15,000          600        8,381      (23,500)          481
                                       ----------   ----------   ----------                ----------
             TOTAL CURRENT ASSETS         95,290      143,176      285,654                    500,620
                                       ----------   ----------   ----------                ----------

PROPERTY AND EQUIPMENT
        Property and equipment, net       11,801       34,772       25,379                    71,952
INVESTMENTS                                   --           --    4,645,969     (162,080)    4,483,889
OTHER ASSETS                                  --           --       17,209                     17,209
                                                                                           ----------
TOTAL ASSETS                          $  107,091      177,948    4,974,211                  5,073,670
                                      ==========   ==========   ==========                 ==========

                    DETTO TECHNOLOGIES, INC. AND SUBSIDIARIES

                 Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2005
                                   (continued)
                                  (In dollars)

                                                        CHANNEL         DETTO                     PROFORMA
                                       WHITECANYON,      ACCESS,    TECHNOLOGIES,                 COMBINED
                                           INC.           INC.           INC.     Eliminations      TOTAL
                                       -----------    -----------    -----------   -----------   -----------
                                                                                                 December 31
                                         For the Year Ending December 31, 2005                      2005
                                       -----------------------------------------                 -----------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
        Accounts payable and accrued
        expenses                       $    10,134        52,657       859,063                       921,854
        Accrued liabilities                  5,126         3,905       507,895                       516,926
        Distributions payable               15,000        29,608            --                        44,608
        Intercompany payables                   --            --        23,500         23,500             --
        Factoring liability                     --            --       183,978                       183,978
        Deferred tax liability               3,180         3,349            --                         6,529
                                       -----------    -----------    -----------                 -----------
          TOTAL CURRENT LIABILITIES         33,440        89,519     1,574,436                     1,673,895
                                       -----------    -----------    -----------                 -----------

LONG-TERM NOTES PAYABLE                         --            --     4,264,040        236,115      4,027,925

COMMITMENTS AND CONTINGENCIES                   --            --            --                            --
                                       -----------    -----------    -----------                 -----------
STOCKHOLDERS' EQUITY
        Common stock, no par value
        1,000,000 shares issued and
        outstanding                         12,759        52,430         3,326         65,189          3,326
        Additional paid in capital              --            --    17,595,642                    17,595,642
        Retained earnings                   60,892        35,999   (18,463,233)      (139,224)   (18,227,118)
                                       -----------    -----------    -----------                 -----------
           TOTAL
            STOCKHOLDERS' EQUITY            73,651        88,429      (864,265)                     (628,150)
                                       -----------   -----------    -----------                  -----------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                 $   107,091       177,948     4,974,211                     5,073,670
                                       ===========   ===========    ===========                  ===========

                    DETTO TECHNOLOGIES, INC. AND SUBSIDIARIES

            Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2004
                            (In thousands of dollars)

                                                                CHANNEL        DETTO                        PROFORMA
                                                WHITECANYON,    ACCESS,     TECHNOLOGIES,                   COMBINED
                                                   INC.          INC.           INC.       Eliminations      TOTAL
                                               -----------   -----------    -----------    -----------    -----------
                                                                                                          December 31,
                                                 For the Year Ending December 31, 2004                       2005
                                               ----------------------------------------                   -----------

REVENUES                                       $   489,040        920,297     4,401,000        143,129      5,667,208

COST OF GOODS SOLD                                  28,703        326,794     1,312,000       (143,129)     1,524,368
                                                -----------   -----------   -----------                   -----------

GROSS PROFIT                                       460,337        593,503     3,089,000                     4,142,840
                                                -----------   -----------   -----------                   -----------

EXPENSES
             Depreciation                            8,540         12,932        40,446                        61,918
             General and administrative                 --         23,905     1,151,554                     1,175,459
             Sales and marketing                   140,487        196,564     1,110,000                     1,447,051
             Research and development              176,953             --       916,000                     1,092,953
                                                -----------   -----------   -----------                   -----------
                        TOTAL EXPENSES             325,980        233,401     3,218,000                     3,777,381
                                                -----------   -----------   -----------                   -----------

INCOME FROM OPERATIONS                             134,357        360,102      (129,000)                      365,459

OTHER INCOME (EXPENSES)
             Gain on equipment distributions        (2,174)            --            --                        (2,174)
             Interest expense                           --             --      (249,000)                     (249,000)
             Merger related expenses                    --             --       (99,000)                      (99,000)
             Miscellaneous income (expense)             --             --        28,000                        28,000
                                                -----------   -----------   -----------                   -----------
                        TOTAL OTHER INCOME          (2,174)            --      (320,000)                     (322,174)
                        (EXPENSES)
                                                -----------   -----------   -----------                   -----------

INCOME BEFORE INCOME TAXES                         132,183        360,102      (449,000)                       43,285

PROVISION FOR INCOME TAXES                           2,440          4,229            --                         6,669
                                                -----------   -----------   -----------                   -----------

NET INCOME                                     $   129,743        355,873      (449,000)                       36,616
                                               ===========    ===========   ===========                   ===========

BASIC AND DILUTED NET INCOME PER
COMMON SHARE                                   $      0.13    $    355.87         (0.02)                         0.00
                                               ===========    ===========   ===========                   ===========

WEIGHTED AVERAGE NUMBER OF BASIC
             AND DILUTED COMMON STOCK
             SHARES OUTSTANDING                  1,000,000          1,000    22,030,770                    22,030,770
                                               ===========    ===========   ===========                   ===========

DETTO TECHNOLOGIES, INC. AND SUBSIDIARIES

            Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 2005
                                  (In dollars)

                                                                     CHANNEL          DETTO                       PROFORMA
                                                    WHITECANYON,     ACCESS,      TECHNOLOGIES,  Eliminations     COMBINED
                                                        INC.           INC.            INC.                         TOTAL
                                                    -----------    -----------     -----------                   -----------

                                                                                                                December 31,
                                                      For the Year Ending December 31, 2005                          2005
                                                    ------------------------------------------                   -----------
REVENUES                                            $   827,438      1,175,743       3,076,913     215,063         4,865,031

COST OF GOODS SOLD                                       52,767        461,941       1,065,767    (215,063)        1,365,412
                                                    -----------    -----------     -----------                   -----------

GROSS PROFIT                                            774,671        713,802       2,011,146                     3,499,619
                                                    -----------    -----------     -----------                   -----------

EXPENSES
             Depreciation                                 9,517         17,032          34,054                        60,603
             General and
             administrative                                  --        155,781       1,747,172     (90,807)        1,812,146
             Sales and marketing                        267,343        414,945       1,162,163                     1,844,451
             Research and development                   231,227             --         772,168                     1,003,395
                                                    -----------    -----------     -----------                   -----------
                    TOTAL EXPENSES                      508,087        587,758       3,715,557                     4,720,595
                                                    -----------    -----------     -----------                   -----------

INCOME FROM OPERATIONS                                  266,584        126,044      (1,704,411)                   (1,220,976)

OTHER INCOME (EXPENSES)
             Gain on equipment
             distributions                                   --            273              --                           273
             Interest expense                                --             --         (92,908)                      (92,908)
             Loss on derivative                              --             --        (145,308)   (145,308)               --
             Miscellaneous income
             (expense)                                       --            (89)            981                           892
                                                    -----------    -----------     -----------                   -----------
                    TOTAL OTHER INCOME                       --            184        (237,235)                      (91,743)
                    (EXPENSES)
                                                    -----------    -----------     -----------                   -----------

INCOME BEFORE INCOME TAXES                              266,584        126,228      (1,941,646)                   (1,312,719)

PROVISION FOR INCOME TAXES                                  740           (880)             --                          (140)
                                                    -----------    -----------     -----------                   -----------

NET INCOME                                          $   265,844        127,108      (1,941,646)                   (1,312,579)
                                                    ===========    ===========     ===========                   ===========

             BASIC AND DILUTED NET INCOME PER
COMMON SHARE                                        $      0.27         127.11           (0.09)                        (0.06)
                                                    ===========    ===========     ===========                   ===========

             WEIGHTED AVERAGE NUMBER OF BASIC
                        AND DILUTED COMMON STOCK
             SHARES OUTSTANDING                       1,000,000          1,000      22,030,770                    22,030,770
                                                    ===========    ===========     ===========                   ===========

                    DETTO TECHNOLOGIES, INC. AND SUBSIDIARIES

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.    Basis of Presentation

      The accompanying pro forma condensed consolidated balance sheet and statement of operations reflect the pro forma effect of the acquisition date ("the Acquisition") of one hundred percent of the outstanding share capital of WhiteCanyon, Inc. and Channel Access, Inc. by Detto Technologies, Inc., which occurred on November 18, 2005. Under the terms of the Stock Purchase Agreement ("the Agreement"), signed November 18, 2005, the Company entered into a combined purchase agreement with WhiteCanyon, Inc. (WhiteCanyon) and Channel Access, Inc. (Channel Access) wherein the Company purchased one hundred percent of the WhiteCanyon and Channel Access outstanding common stock from each company's respective sole shareholder. This agreement resulted in the Company acquiring both WhiteCanyon and Channel Access from their respective sole shareholders.

      As part of this acquisition, the WhiteCanyon's sole shareholder received 1,400,000 shares of Detto's common stock, valued at $700,000 under a vesting agreement, a promissory note for $2,100,000 and an employment agreement. The stock was placed in an escrow account and is to be distributed over a vesting period of the next 24 months. The promissory note bears an interest rate of 3% and is convertible into common stock upon notice based upon a ten day floating average. The employment agreement was for period of two years with an automatic renewal clause for an additional year, with an annual base salary of $70,000 with additional income from an earn-out clause. The earn-out clause is based on the future performance of WhiteCanyon and was estimated at a value of $467,060. The agreement also contains a non-compete provision.

      As part of the acquisition of Channel Access, the sole shareholder received 600,000 shares of Detto's common stock, valued at $300,000 under a vesting agreement, a promissory note for $900,000 and an employment agreement. The stock was placed in an escrow account and is to be distributed over a vesting period of the next 24 months. The promissory note bears an interest rate of 3% and is convertible into common stock upon notice based upon a ten day floating average. The employment agreement was for period of one year with an automatic renewal clause for an additional year, with an annual base salary of $72,000 with additional income for earn-out clause. The earn-out clause is based on the future performance of Channel Access and was estimated at a value of $169,365. The agreement also contains a non-compete provision.

      The pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on November 18, 2005. The pro forma condensed consolidated statement of operations for the year ended December 31, 2005 assumes that the Acquisition occurred on January 1, 2005. The pro forma condensed consolidated financial statements were prepared based on the audited consolidated financial statements of Detto Technologies, WhiteCanyon, and Channel Access for the year then ended. The accompanying pro forma condensed consolidated balance sheet and statement of operations should be read in conjunction with the historical financial statements and related notes contained in those Reports.

      These pro forma condensed consolidated financial statements are provided for illustrative purposes only. Reliance should not be placed on these pro forma condensed consolidated financial statements since they are not necessarily indicative of the financial position or the results of operations that would have been obtained if the Acquisition had occurred on the dates assumed or to project the results of operations for any future period or the financial condition at any future date.

2.    Pro Forma Condensed Consolidated Balance Sheet:

      (a) The pro forma condensed consolidated balance sheet reflects the Acquisition as though it had occurred on December 31, 2005.

            The cost of the Acquisition consisted of the following:

Cash                                                                  $3,000,000
Stock                                                                  1,000,000
Transaction costs and registration costs                                 645,969
                                                                      ----------
                                                                      $4,645,969
                                                                      ==========

      The preliminary allocation of the cost of the Acquisition is as follows:

WhiteCanyon:

Cash                                                                $    54,063
Accounts receivable                                                      23,533
S. Elderkin non-compete agreement                                       607,060
Fixed assets (at replacement cost)                                       51,742
Goodwill                                                              2,551,105
                                                                    -----------
Total assets acquired                                                 3,287,503
Liabilities assumed                                                     (13,762)
                                                                    -----------
Net assets acquired in excess of liabilities                        $ 3,273,741
                                                                    ===========

Channel Access:

Cash                                                                $     4,598
Accounts receivable                                                     132,493
Prepaid expenses                                                            600
R. Bybee non-compete agreement                                          313,365
Fixed assets (at replacement cost)                                       75,000
Goodwill                                                                877,694
                                                                    -----------
                                                                      1,403,750
Liabilities assumed                                                     (31,522)
                                                                    -----------
Net assets acquired in excess of liabilities                        $ 1,372,228
                                                                    ===========

3. The pro forma condensed consolidated statement of operations reflects the Acquisition as though it had occurred on January 1, 2004 and reflects the following adjustments: